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                                                                   EXHIBIT 10.53

                                    AMENDMENT

         THIS IS AN AMENDMENT (THE "AMENDMENT") OF THE FIRST VIRTUAL COMMUNICATIONS PARTNER AGREEMENT (the "AGREEMENT") made and entered into as of the 1st day of April 2002 (the "AGREEMENT DATE") by and between FIRST VIRTUAL COMMUNICATIONS, INC. ("FVC"), a Delaware corporation its principal place of business at 3393 Octavius Drive, Santa Clara, CA 95054, USA; and NET ONE SYSTEMS ("NET ONE"), a Japanese corporation with its principal place of business at Sphere Tower Tennoz, 2-8, Higashi Shinagawa 2-Chome, Shinagawa-Ku, Tokyo 140-8621, Japan; FVC and Net One.

         In consideration of the mutual covenants and agreement contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The following language in Section 4.4 of the Agreement does not accurately reflect the intent and objectives of the parties. Therefore, as of the Agreement Date, such language hereby is deleted in its entirety and is replaced with the following:

                  All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in FVC's standard shipping cartons, marked for shipment to Partner's address set forth above or at such other address as the parties agree upon, and delivered to the carrier agent F.O.B. FVC's shipping location, at which time risk of loss and title to the Products shall pass to Partner. All freight, insurance, and other shipping expenses, as well as expenses for any special packing requested by Partner, will be paid by Partner.

         2.       In the last sentence of Section 15.8 the reference to Section
                  14.8 shall now be replaced with reference to Section 15.8.

         3. Except as expressly amended in the foregoing Sections 1 and 2 of this Amendment, the Agreement is hereby confirmed and ratified in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

FIRST VIRTUAL COMMUNICATIONS, INC.             NET ONE SYSTEMS

By: /s/Ralph Ungermann                         BY: /s/Kazuo Sato
   ______________________________                 ______________________________

Title: Executive Chairman                      Title: President and CEO
      ___________________________                    ___________________________

Date: September 28, 2002                       Date: September 25,2002
     ____________________________                   ____________________________